                                                                   Exhibit 10.19

                            MOBILE CHANNEL AGREEMENT

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           CONTENT PROVIDER            AT&T WIRELESS SERVICES
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Legal Name: Dwango North America, Inc. AT&T Wireless Services, Inc., a
Business Name (if different):          Delaware corporation ("ATTWS")

("Content Provider")
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CONTENT PROVIDER ADDRESS              ATTWS ADDRESS
(For Official Notices and Billing)    (For Official Notices and Billing)
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Dwango North America, Inc.            AT&T Wireless Services, Inc.
200 West Mercer                       7277 164/th/ Avenue NE
Suite 501                             Redmond, WA 98052
Seattle, WA 98119                     Attn: Elizabeth Schimel,
Attn: F. Conrad Hametner III                Vice President, Business
      Senior Vice President Business        Development
      Development                     Email Address: elizabeth.schimel@attws.com
Email Address: conrad@dwango.com      Fax No.: (425) 580-4722
Fax No.: 206-286-1442
Phone No: (206) 286-1403
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This Agreement consists of this cover page, the NDA (defined below), the attached Terms and Conditions, and the Exhibits hereto (collectively, the "Agreement").

     EXHIBITS

     Exhibit A - ATTWS Deliverables
     Exhibit B - Content Provider Deliverables
     Exhibit C - Content Style Guide
     Exhibit D - Support Contacts and Guidelines

This Agreement is effective as of 9/26/02 ("Effective Date") and continues in effect as provided in the Terms and Conditions.

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          EACH PARTY'S SIGNATURE BELOW ACKNOWLEDGES THAT SUCH PARTY HAS
     READ AND UNDERSTANDS EACH OF THE TERMS AND CONDITIONS OF THIS AGREEMENT
                         AND AGREES TO BE BOUND BY THEM.
--------------------------------------------------------------------------------

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DWANGO NORTH AMERICA, INC.               AT&T WIRELESS SERVICES, INC.

    /s/ F. CONRAD HAMETNER
By: F. Conrad Hametner III               By: /s/ ELIZABETH SCHIMEL
Title: Senior Vice President Business    Title: Vice President, Business
       Development                              Development
Date:  9/27/02                           Date:  9/26/02
--------------------------------------------------------------------------------

                          AT&T PROPRIETARY (REGISTERED)
         Solely for authorized persons having a need-to-know and subject to cover sheet instructions

                              TERMS AND CONDITIONS

1. Definitions. As used herein, the following terms have the following meanings:

"ATTWS Marks" means those Marks of ATTWS as ATTWS may from time to time notify Content Provider to be "ATTWS Marks."

"ATTWS User Data" means the following identification and usage data provided by Users to ATTWS or collected by ATTWS in connection with the User's use of the Content Provider Mobile Channel (a) Gateway Data, (b) Header Information, and
(c) User Profile. Other than Gateway Data, ATTWS User Data does not include data arising from Users' activities within the Content Provider Mobile Channel.

"Content Provider Marks" means those Marks of Content Provider as Content Provider may from time to time notify ATTWS to be "Content Provider Marks."

"Content Provider Mobile Channel" means the service containing Content Provider content applications made available by Content Provider as described in Exhibit B, subject to third party content provider arrangements and display constraints (e.g., required formatting for display on Equipment) and accessible through Wireless Data Service.

"Content Provider User Data" means identification and usage data provided by Users to Content Provider or collected by Content Provider in connection with a User's use of the Content Provider Mobile Channel. Content Provider User Data does not include Header Information or User Profile.

"Equipment" means those certain wireless microbrowser handsets that support Wireless Data Service, as identified by ATTWS in writing from time to time.

"Gateway Data" means the number of times a User accesses the Content Provider Mobile Channel, the time spent by a User within the Content Provider Mobile Channel, the total number of pages on which such User clicks while inside the Content Provider Mobile Channel, and the URLs accessed by the User during the session.

"Header Information" means the information, including without limitation, subscriber identification information, internet protocol address and network equipment identifier, transmitted as the header in data packets sent through the Wireless Data Service to the Content Provider Mobile Channel.

"Intellectual Property Rights" means any patent, copyright, rights in Marks, trade secret rights, and other intellectual property or proprietary rights arising under the law of any jurisdiction.

"Look and Feel" means the general background of the Equipment screen (whether on a wireless handset or other device) and the functionality and user interfaces relating to such screen.

"Marks" means any trademarks, service marks, trade dress, trade names, corporate names, proprietary logos or indicia, domain names, and other source or business identifiers.

"Person" means any natural person, corporation, partnership, limited liability company, or any other entity.

"User" means a Person who has the capability to access and use the Content Provider Mobile Channel under a Wireless Data Service plan that permits this access.

"User Profile" means User identification information such as email addresses, rate plan information or any other profile information that may be passed by ATTWS to Content Provider through the Wireless Data Service.

"Wireless Data Service" means any or all items included in data products and services offered by ATTWS to customers that allow Users to access content sourced from the Internet that is either pushed to or pulled by the Wireless Data User through Equipment.

2.   Content Provider Mobile Channel

     2.1 Deliverables. ATTWS will provide to Content Provider the deliverables identified on, and in accordance with the terms contained in, Exhibit A hereto. Content Provider will provide to ATTWS the deliverables identified on, and in accordance with the terms contained in, Exhibit B hereto Prior to making a material modification to the features or functionality of the Content Provider Mobile Channel as described in Exhibit B, Content Provider must present such modification to ATTWS for review and consultation with enough time to permit ATTWS to provide feedback on the modification.

     2.2 Financial Terms. The respective obligations of the parties with respect to fees to be paid related to this Agreement, if any, are set forth in any Exhibit to which such fees apply. Unless otherwise set forth in the Exhibits, the following general terms apply.

          2.2.1 Payment and Collection. Each party will pay to the other party all amounts due hereunder when due or when invoiced, as the case may be. Any amounts not paid when due, or as invoiced, will be subject to a finance charge equal to one and one-half percent (1.5%) per month or the highest rate allowable by law, whichever is less. Each party may accept any check or payment without prejudice to its rights to recover the balance due or to pursue any other right or remedy. No endorsement or statement on any check or payment or letter

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Dwango North America Inc - mobile channel agreement 092402
accompanying any check or payment or elsewhere will be construed as an accord or satisfaction.

          2.2.2 Records and Audit. During the term of this Agreement, each party must maintain accurate records of revenues received and calculations of the fees payable to the other party pursuant to this Agreement. In the event the amounts owed by one party to the other party exceed $50,000 per year on an annualized basis, either party, at its expense, and upon reasonable advance written notice to the other party, will have the right once during each calendar year during the term of this Agreement to examine or audit such records in order to verify the figures reported in any quarterly report and the amounts owed to such party under this Agreement. Any such audit must be conducted, to the extent possible, in a manner that does not interfere with the ordinary business operations of the audited party. In conducting an audit, the auditing party will comply with the audited party's customary security and confidentiality procedures.

     2.3  Service Requirements

          2.3.1 Content Style Guide. Content Provider will, at all times, comply with the ATTWS Content Style Guide ("Content Style Guide") attached as Exhibit
C to this Agreement. ATTWS may modify the Content Style Guide from time to time upon written notice to Content Provider. Content Provider will use commercially reasonable efforts to comply with the Content Style guide as modified.

          2.3.2 Hosting and Service Levels. Content Provider will perform, at its expense, all hosting and related operational activities in support of the operation of the Content Provider Mobile Channel. Content Provider will use commercially reasonable efforts to ensure accessibility of the Content Provider Mobile Channel by Users during the term of this Agreement according to the terms of Exhibit D.

          2.3.3 Service Prohibitions. Content Provider is responsible for ensuring that materials posted on the Content Provider Mobile Channel (i) do not violate or infringe upon the rights of any third party (including, for example, copyrights, trademarks, privacy, or other personal or proprietary rights), (ii) are not unlawful, harmful, threatening, defamatory, obscene, harassing or racially objectionable, (iii) do not depict sexually explicit images, and (iv) do not promote violence, discrimination, or illegal activities. ATTWS will immediately remove any link between ATTWS and Content Provider if ATTWS reasonably believes that the Content Provider Mobile Channel violates this
Section 2.3.3. ATTWS will promptly notify Content Provider of the removal and will promptly restore such link once the violation has been remedied.

          2.3.4 Advertising and Commerce. Content Provider agrees not to present any advertising on the Content Provider Mobile Channel or conduct any transaction in exchange for money with Users over the Content Provider Mobile Channel without first entering into an agreement with ATTWS regarding such advertising or commerce and obtaining the prior written approval of ATTWS for any proposed advertising or commerce. Such agreement may be attached as an Exhibit to this Agreement.

          2.3.5 Service Security. Each party agrees to use its best efforts to maintain the security and integrity of ATTWS' network and ATTWS' customers in connection with the Content Provider Mobile Channel, including but not limited to, implementing procedures to prevent Content Provider or third parties who use the Content Provider Mobile Channel from sending or transmitting unsolicited data or messages to ATTWS' customers or sending viruses or a number of messages that unreasonably burdens ATTWS' network. Each party will immediately notify the other party if it knows or has reason to know that any such unsolicited data, messages or viruses are being sent to ATTWS' customers and agrees to use its best efforts to prevent and/or block any such unsolicited data, messages or viruses from being sent to ATTWS' customers. Each party agrees to notify the other party immediately if it knows or has reason to know that ATTWS' customers are being sent an unusual or abnormal flow, number or type of messages in connection with the Content Provider Mobile Channel. If an ATTWS customer is being sent unsolicited data or messages in connection with the Content Provider Mobile Channel, or one party notifies the other party that ATTWS customers may be being sent unsolicited data, messages or viruses, each party will use its best efforts to prevent continuing transmission of such data or messages to ATTWS customers.

     2.4 Privacy and User Data. The data collected by a party from Users will be subject to that party's standard privacy policies and the security, privacy and confidentiality provisions contained in this Agreement. In the event that ATTWS and Content Provider independently collect the same piece of data from Users, each party will treat such data as it treats its own User information under the terms of this Agreement. Each party's privacy policy will conform to industry standards for protection of online privacy and security comparable to the Better Business Bureau BBBOnline Code of Online Business Practices or the TRUSTe Privacy Program.

          2.4.1 Restrictions on Use of ATTWS User Data. Content Provider agrees that it will only use ATTWS User Data to perform its obligations under this Agreement. Content Provider will not use any ATTWS User Data for direct marketing or promotions to Users. Content Provider will not distribute ATTWS User Data to any third party without the prior written approval of ATTWS. If Content Provider obtains consent from ATTWS, it may only distribute ATTWS User Data in summary form, which will not identify or refer to, in any way or manner,
(a) a specific User or (b) data about a specific User.

                                       -3-
Dwango North America Inc - mobile channel agreement 092402

          2.4.2 Restrictions on Use of Content Provider User Data. ATTWS agrees that it will only use Content Provider User Data to perform its obligations under this Agreement. ATTWS will not use any Content Provider user Data for direct marketing or promotions to Users. ATTWS will not distribute Content Provider User Data to any third party without the prior written approval of Content Provider. If ATTWS obtains consent from Content Provider, it may only distribute Content Provider User Data in summary form, which will not identify or refer to, in any way or manner, (a) a specific User or (b) data about a specific User.

          2.4.3 Ownership of User Data. The parties agree that all ATTWS User Data will be owned by ATTWS and all Content Provider User Data will be owned by Content Provider.

     2.5 Publicity. Neither party may issue any publicity or general marketing communications concerning their relationship without the prior written consent of the other party (not to be unreasonably withheld).

3.   Certain Rights Granted

     3.1 Content Provider Grant. Subject to the terms and conditions of this Agreement, Content Provider hereby grants to ATTWS the right to enable Users to access the Content Provider Mobile Channel and all content or applications within the Content Provider Mobile Channel through Equipment via Wireless Data Service.

     3.2 Notices. Neither party may remove, obscure or alter any notices of Intellectual Property Rights appearing in or on any materials provided by the other party.

     3.3 ATTWS Marks License. Subject to the other provisions of this Agreement (including Section 3.5), ATTWS hereby grants Content Provider the right to use, reproduce, publish, perform and display the ATTWS Marks in promotional and marketing materials, content directories and indices, and electronic and printed advertising, publicity, press releases, newsletters and mailings about Content Provider and its relationship with ATTWS and the Content Provider Mobile Channel.

     3.4 Content Provider Marks License. Subject to the other provisions of this Agreement (including Section 3.5), Content Provider hereby grants ATTWS the right to use, reproduce, publish, perform and display the Content Provider Marks within the United States, Canada and Mexico, in connection with the development, use, reproduction in promotional and marketing materials, content directories and indices, and electronic and printed advertising, publicity, press releases, newsletters and mailings about ATTWS and its relationship with Content Provider.

     3.5  Use of Marks. Prior to the first use of any of the other party's
Marks in the manner permitted herein, the party using such Marks must submit a sample of such proposed use to the other party for its prior written approval, which may not be unreasonably withheld or delayed. Once a party approves a particular use of a Mark, the approval will remain in effect for such use until withdrawn with reasonable prior written notice. Without limiting the generality of the foregoing, each party must strictly comply with all standards with respect to the other party's Marks which may be furnished by such party from time to time, and all uses of the other party's Marks in proximity to the trade name, trademark, service name or service mark of any other Person must be consistent with the standards furnished by the other party from time to time. Further, neither party may create a combination mark consisting of one or more Marks of each party. All uses of the other party's Marks shall inure to the benefit of the party owning such Mark. Each party hereby acknowledges and agrees that, as between the parties hereto, the other party is the owner of the Marks identified as its Marks on the applicable attachment to the Agreement.

     3.6 Exclusivity. Each party acknowledges and agrees that the rights granted to the other party in this Agreement are non-exclusive and that nothing in this Agreement prohibits either party from participating in similar business arrangements as those described herein.

     3.7 Nondiversion of ATTWS Customers. At all times during the term of this Agreement and afterwards, neither Content Provider nor any successor entity to Content Provider or permitted assignee may use any ATTWS User Data or any information regarding the identity of ATTWS' customers or the usage or habits of Users of the Content Provider Mobile Channel, to solicit, divert or attempt to divert any such customer or User from patronizing the Wireless Data Service or any other service offered by ATTWS.

4.   Warranties, Indemnification and Limitation of Liability

     4.1 Warranties. Each party to this Agreement represents and warrants to the other party that (a) it has the full corporate right, power and authority to enter into this Agreement and to perform the acts required of it hereunder; (b) its execution of this Agreement by such party and performance of its obligations hereunder, do not and will not violate any agreement to which it is a party or by which it is bound; and (c) when executed and delivered, this Agreement will constitute the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms.

     4.2 Indemnification. Each party (the "Indemnifying Party") will defend, indemnify and hold harmless the other party (the "Indemnified Party"), and the respective directors, officers, employees, suppliers, and agents of the Indemnified Party, from and against any and all claims, costs, losses, damages, judgments and expenses (including reasonable attorneys' fees) (collectively, "Claims") arising out of or in connection with any third-

                                       -4-
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

party claim alleging (i) any breach of such party's representations or warranties or covenants set forth in this Agreement, (ii) that any advertisements or other content or materials served or submitted by such party to or through the Content Provider Mobile Channel, as the case may be, contains any material that is obscene, libelous or defamatory, or infringes any Intellectual Property Rights or other rights of any third party, (iii) in the case of Content Provider, that technology or information used by Content Provider in the creation, operation or maintenance of the Content Provider Mobile Channel infringes on the Intellectual Property Rights of any person, or
(iv) in the case of ATTWS, that technology or information used by ATTWS in the creation, operation or maintenance of the wireless telecommunications network used to deliver the Wireless Data Service infringes on the Intellectual Property Rights of any person. In addition, Content Provider, as Indemnifying Party, will indemnify ATTWS, as Indemnified Party, from and against any and all Claims related to the goods and services, if any, sold by Content Provider on the Content Provider Mobile Channel. The obligations of the Indemnifying Party are subject to the requirements that (a) the Indemnified Party notify the Indemnifying Party in writing within a reasonable time after the Indemnified Party is notified of a claim (provided, failure to provide timely notice will not alter the Indemnifying Party's duties hereunder except to the extent such party is materially prejudiced thereby), (b) the Indemnifying Party have sole control of the defense of the claim (except that, if an Indemnified Party elects to do so, it may participate in the defense at its own expense) and all related monetary settlement negotiations (it being agreed that any non-monetary terms, including any licensing terms, of any settlement of a claim that directly affects the Indemnified Party shall require the prior written approval of the Indemnified Party), and (c) the Indemnified Party provides the Indemnifying Party with assistance, information and authority necessary for the Indemnifying Party to perform its obligations under this section; provided always that the Indemnified Party will not be required to admit liability under any circumstances. Reasonable out-of-pocket expenses incurred by an Indemnified Party in providing such assistance must be reimbursed by the Indemnifying Party promptly upon receipt of an account of such expenses. The obligations of the parties as set forth in this Section survive expiration or termination of this Agreement.

     4.3  Limitation of Liability; Disclaimer

          4.3.1 Liability. EXCEPT FOR CLAIMS FOR BREACH OF SECTION 2.4, SECTION 7 OR INDEMNIFICATION CLAIMS UNDER SECTION 4.2 ABOVE, UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM ANY PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS.

          4.3.2 No Additional Warranties. THE EXPRESS WARRANTIES SET FORTH IN THIS AGREEMENT ARE IN LIEU OF ALL OTHER WARRANTIES, IMPLIED OR STATUTORY. INCLUDING, BUT NOT LIMITED TO ANY: (A) IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR (B) IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE.

5.   Term and Termination

     5.1 Term. The term of this Agreement will commence on the Effective Date and, unless earlier terminated as provided below, will end one year after the Effective Date; provided that the term will automatically renew for successive one-year periods, unless either party provides written notice of termination to the other party no less than thirty (30) days prior to the end of the then-current term.

     5.2 Termination. Either party may terminate this Agreement upon not less than thirty (30) days' prior written notice to the other party of any material breach hereof by such other party, provided that such other party has not cured such material breach within such (30)-day period.

     5.3 Effect of Termination. Upon termination of this Agreement or expiration of the Term for any reason, all rights and obligations of the parties under this Agreement will be extinguished, except that: (a) all accrued payment obligations hereunder will survive such termination or expiration; and (b) the rights and obligations of the parties under Sections 2.4, 3.7, 4, 5, 6, 7 and 8 will survive such termination or expiration.

6.   Intellectual Property

     6.1 ATTWS. As between ATTWS and Content Provider, ATTWS reserves and retains all right, title and interest, including but not limited to all Intellectual Property Rights in the technology used by ATTWS in connection with this Agreement and no title to or ownership of any of the technology is transferred to Content Provider or any other Person under this Agreement. As between the parties, ATTWS retains all Intellectual Property Rights and all other right, title and interest in and to the Wireless Data Service and the ATTWS Marks. Except as specifically set forth in this Agreement, Content Provider obtains no right to use ATTWS Intellectual Property Rights beyond the term of this Agreement.

     6.2 Content Provider. As between ATTWS and Content Provider, Content Provider reserves and retains all right, title and interest, including but not

                                       -5-
Dwango North America Inc - mobile channel agreement 092402 limited to all Intellectual Property Rights in the technology used by Content Provider in connection with this Agreement and no title to or ownership of any of the technology is transferred to ATTWS or any other Person under this Agreement. As between the parties, Content Provider retains all Intellectual Property Rights and all right, title and interest in and to the Content Provider Mobile Channel (including, without limitation, any and all content, data, URLs, domain names, technology, software, code, user interfaces, the Look and Feel, Marks and other items posted thereon or used in connection or associated therewith; but excluding any items supplied by ATTWS) and the Content Provider Marks. Except as specifically set forth in this Agreement, ATTWS obtains no right to use Content Provider Intellectual Property Rights beyond the term of this Agreement.

     6.3 Further Assurances. Each party will take, at the other party's expense, such action (including, without limitation, execution of affidavits or other documents) as the other party may reasonably request to effect, perfect or confirm such other party's ownership interests and other rights as set forth above in this Section 6.

7.   Confidentiality

The terms and conditions of the Non-Disclosure Agreement dated June 26, 2001 ("NDA") entered into between the parties are hereby incorporated into this Agreement. To the extent that any terms of NDA conflict with any terms in this Agreement, this Agreement will control. The terms and conditions of this Agreement are Confidential Information, as defined in the NDA.

8.   General Provisions

     8.1 Independent Contractors. ATTWS and Content Provider are independent contractors under this Agreement, and nothing herein may be construed to create a partnership, joint venture, franchise or agency relationship between ATTWS and Content Provider. Neither party has any authority to enter into agreements of any kind on behalf of the other party.

     8.2 Attorneys' Fees. If any arbitration or court action is commenced by either party, the substantially prevailing party in that action is entitled to recover its out-of-pocket and court costs and reasonable attorneys' fee incurred therein.

     8.3 Choice of Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of Washington without reference to its choice of law rules.

     8.4 Assignment. Neither party may assign this Agreement or any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other party, not to be unreasonably withheld; except that either party may, without the other party's consent, assign this Agreement or any of its rights or delegate any of its duties under this Agreement to any affiliate of such party; provided that the affiliate controls, is controlled by or is under common control with such party. ATTWS may assign this Agreement, without consent, to any purchaser of all or substantially all of ATTWS' assets or to any successor by way of merger, consolidation or similar transaction. Subject to the foregoing, this Agreement will be binding upon, enforceable by, and inure to the benefit of the parties and their respective successors and assigns.

     8.5 Nonwaiver. No waiver of any breach of any provision of this Agreement will constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof and no waiver will be effective unless made in writing and signed by an authorized representative of the waiving party.

     8.6 Force Majeure. Neither party will be deemed to be in default of or to have breached any provision of this Agreement as a result of any delay, failure in performance or interruption of service, resulting directly or indirectly from acts of God, acts of civil or military authorities, civil disturbances, wars, strikes or other labor disputes, fires, transportation contingencies, interruptions in telecommunications or Internet services or network provider services, failure of equipment and/or software, other catastrophes or any other occurrences which are beyond such party's reasonable control.

     8.7 Notices. Any notice or other communication required or permitted to be given hereunder must be given in writing and delivered in person, mailed e-mail, or delivered by recognized courier service, properly addressed to the applicable party at its address specified on the cover sheet to this Agreerment, with a copy to the other party's Legal Department, and will be deemed effective upon receipt. Either party may from time to time change the individual to receive notices or its address by giving the other party notice of the change in accordance with this section.

     8.8 Savings. If any provision of this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, the remaining provisions will remain in full force and effect. If any provision of this Agreement is, for any reason, determined by a court of competent jurisdiction to be excessively broad or unreasonable as to scope or subject, such provision must be enforced to the extent necessary to be reasonable under the circumstances and consistent with applicable law while reflecting as closely as possible the intent of the parties as expressed herein.

     8.9 Integration. This Agreement and the NDA contain the entire understanding of the parties hereto with respect to the transactions and matters contemplated hereby, supersedes all previous agreements or negotiations between Content Provider and ATTWS concerning the

                                       -6-
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

subject matter hereof and cannot be amended except by a writing signed by both parties.

     8.10 Counterparts; Electronic Signature.
This Agreement may be executed in counterparts, each of which will be deemed an original, and all of which together constitute one and the same instrument. To expedite the process of entering into this Agreement, the parties acknowledge that Transmitted Copies of the Agreement will be equivalent to original documents until such time as original documents are completely executed and delivered. "Transmitted Copies" will mean copies that are reproduced or transmitted via photocopy, facsimile or other process of complete and accurate reproduction and transmission.

                                EXHIBITS FOLLOW

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

                                    EXHIBIT A

                               ATTWS DELIVERABLES

1. Upon ATTWS's reasonable acceptance of the Content Provider Mobile Channel, ATTWS will include a link to the Content Provider Mobile Channel in the Wireless Data Service, with placement to be determined by ATTWS in its sole discretion. ATTWS, in its sole discretion, will program the overall Wireless Data Service menu and will seek to provide efficient and consistent user navigation.

2. ATTWS will provide Content Provider with a Gold Level membership in the ATTWS Developers Program and will waive the $495 annual fee. ATTWS will provide Content Provider with the documentation, engineering and technical resources available to members of the Developers Program. Upon Content Provider's execution of a Wireless Data Service agreement with ATTWS, ATTWS will provide demonstration Equipment in a quantity to be determined by ATTWS.

3. Provided that Content Provider (i) complies with the then-current version of the Content Style Guide, and (ii) provides all information required by ATTWS to do so, ATTWS will:

     a. include a link to Content Provider's internet web site from an ATTWS Internet web site designed to provide information about content providers on the Wireless Data Service, and

     b. include a link to the Content Provider Mobile Channel under the "What's New" category on the general consumer offer of the Wireless Data Service at least four times during the first year of this Agreement, with each placement to last no more than one week.

                                       A-1
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                                    EXHIBIT B

                          CONTENT PROVIDER DELIVERABLES

1. Content Provider will provide ATTWS with a URL link to the Content Provider Mobile Channel for incorporation into the Wireless Data Service. Content Provider will make the Content Provider Mobile Channel available to ATTWS for testing and approval. Components of the Content Provider Mobile Channel are as follows:

     In terms of deliverables, Dwango will deliver the following Java games:

          -  Star Exceed
          -  Dwango Racing
          -  Jumpooyan
          - Additional titles to be agreed upon by Dwango and AWS from time to time

2. In the event that Content Provider has a web site that includes a listing of wireless communications carriers with which Content Provider has a relationship. Content Provider will provide a listing for ATTWS in placement and style no less favorable than any other wireless communications carrier.

                                    EXHIBIT C

                               CONTENT STYLE GUIDE

                                 (See attached)

[LOGO OF AT&T WIRELESS]

================================================================================

Content Style Guide for
Wireless Internet Phones

Application Development Requirements

Document Number 117.58
Revision        2.8
Revision Date   05/14/02


               This document contains trade secrets and proprietary information of AT&T Wireless Services, Inc. No use or disclosure of the information contained herein is permitted without prior written consent.

               Mobile Multimedia Services
               AT&T Wireless Data Developer Program
               AT&T Wireless Services, Inc.
               PO Box 97061
               Redmond, WA 98073
               http://www.attws.com/developer

                                  AT&T WIRELESS
                           CONFIDENTIAL & PROPRIETARY
                      Use pursuant to Company instructions

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                                    EXHIBIT D

                  CONTENT PROVIDER SERVICE LEVEL REQUIREMENTS

                                 (See Attached)


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                                    EXHIBIT D

Content Provider Service Level Requirements

================================================================================

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 Service Item    ATTWS Responsibility    Content Provider Responsibility
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Customer        ATTWS will respond        Content Provider will respond
Interaction     to, resolve, and          to and resolve all non-billing
                track only the            service-related queries
                billing-related           referred directly from ATTWS
                customer issues for       Customer Care to the Content
                the Content Provider      Provider for Tier 1 resolution.
                service, if
                applicable. This
                includes customer
                account provisioning
                and operation using
                the e-Wallet under
                an e-Wallet
                addendum, if
                applicable.

                ATTWS will refer to
                Content Provider all
                other service-related
                customer issues.

                ATTWS provides
                customer care
                support to its
                subscribers for
                billing purposes and
                device related
                issues only.
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Single Point    WNCC/Data Operations      Name: Jim Anderson
of Contact      (Wireless Network         Email: netops@dwango.com
for Incident    Control Center)           Cell: 832-483-1177
Resolution      24x7x365 days/yr          Main: 206-286-1440
                1-800-638-2822            Pager:
                analyst.wdd-atac@attws
                .com
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Service Level   Maintenance window:       Availability:
Targets
                . Sunday 12:00 to         99.5%, excluding planned
                  05:00 A.M. Central      maintenance (planned
                  Time                    maintenance shall not exceed
                . Advance notice:         one (1) hour per week).
                  five (5) days
                                          Maximum Site Response:

                                          Maximum site response not to
                                          exceed:

                                          .  Five (5) seconds per page
                                             view, or
                                          .  That of comparable services
                                             on the Internet

                                          Each party recognizes the
                                          potential for latency as a
                                          result of the Internet or ATTWS
                                          network performance issues.
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Incident        If an incident            If Content Provider detects a
Reporting       affecting service         site incident affecting
                delivery to               delivery of its service, the
                customers is              Content Provider will:
                detected by
                WNCC/DATA, or             .  Contact WNCC/DATA and report
                reported by wireless         the incident, providing a
                data subscribers,            description of the incident,
                WNCC/DATA will open          its impact to customers, and
                a trouble ticket and         estimated time to resolution.
                troubleshoot the          .  Provide updates to ATTWS
                problem.                     WNCC/DATA Operations
                                             periodically until problem
                If the problem is            is resolved.
                determined to be a
                Content Provider
                problem. ATTWS will
                call Content
                Provider's single
                point of contact for
                resolution.
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 Service Item    ATTWS Responsibility    Content Provider Responsibility
--------------------------------------------------------------------------
Incident        WNCC:                     Escalation:
Escalations
                .  A Bridge               Name: Ben Mejia
Note: Refer        Dan Hull, WNCC/DATA    Email: ben@dwango.com
to the             Manager                Cell: 206-718-8818
notification       425-580-2266           Main: 206-286-1440
timetable          (office)               Direct: 206-286-1442
on the last        206-790-0994           Pager:
page for           (mobile)
severity        .  B Bridge
level              Dick Okino, WNCC
definitions        Fault Manager
                   425-580-2215
                   (office)
                .  Tier IV Business
                   Contacts
                   Dana Hatton, MMS
                   Service
                   Performance
                   Management
                   425-580-6360
                   (office)
                   Steve Applegate,
                   MMS Network
                   Operations
                   425-580-2936
                   (office)
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Incident        Incident history          For each incident that prevents
Reviews         will be maintained        customer access to Content
                in trouble tickets        Provider site for more than two
                logged by WNCC/DATA.      (2) hours, Content Provider
                                          will send root cause assessment
                WNCC/DATA will            analysis via e-mail within 10
                escalate according        days of incident resolution to:
                to current
                escalation processes
                for issues
                pertaining to
                Content Provider's
                network
                availability.

                If a problem              mmsnetop@attws-wr.swest.attws.com
                persists for four
                (4) hours or more,
                ATTWS has the right
                to pull Content
                Provider's Mobile
                Channel from its
                appointed slot on
                GPRS deck until such
                time that Content
                Provider
                demonstrates that it
                can meet service
                level expectations.
                In this case,
                contact:

                mmsnetop@attws-wr.swest.attws.com
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Third Party     All of the above          Content Provider is responsible
Services        applies.                  for any third party content or
                                          application included as part of
                                          the Content Provider's service.
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 Service Item    ATTWS Responsibility    Content Provider Responsibility
--------------------------------------------------------------------------
Monthly         N/A                       Content Provider will submit
Reporting                                 performance reports to ATTWS
                                          via e-mail on a monthly basis.
                                          Reports are due by the seventh
                                          business day after the end of
                                          each month, beginning one month
                                          after the signing of this
                                          Agreement, and should be sent
                                          to:

                                          mmsnetop@attws-wr.swest.attws.com

                                          Each report shall include:

                                          .  Total number of outages in a
                                             given month
                                          .  Total availability expressed
                                             as a percentage
                                          .  Number of reported purchase
                                             errors
                                          .  Mean time to repair (minutes)

                                          Content Provider will use a
                                          standard reporting template, an
                                          electronic copy of which can be
                                          requested by e-mailing Dana
                                          Hatton at
                                          dana.hatton@attws.com
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Change Control  ATTWS may provide at      Content Provider will provide
Management      its' discretion           ATTWS advance notice via e-mail
                Content Provider          to omcnno@attws.com of all planned
                notification of any       maintenance activities that
                planned service           could or will result in service
                interruptions via         interruptions greater than one
                the following e-mail      (1) hour in duration.
                address:
                notification@dwango.com
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Service         Initially at six (6)      Initially six (6) months,
Reviews         months, annually          annually thereafter (unless
                thereafter (unless        actual service performance
                actual service            during any month warrants an
                performance during        earlier review).
                any month warrants
                an earlier review).
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Billing         ATTWS holds all           N/A
                responsibility for
                billing issues
                related to the
                Content Provider
                mobile application,
                if applicable.
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Notification Timetable
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Incident Level Of Severity (NPL)      Contact Process           Requirements
--------------------------------
    ATTWS       Content Provider
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  CRITICALNPL3  CRITICAL Level 1   Update method for       Update objectives:
--------------------------------   network outages:
Attained when any of the
following conditions are met:      .  Notify AWS at        .  First update
..  Complete outage of critical        wncc@attws.com          within one hour
   service                                                 .  Subsequent
..  Outage that affects 40% or      .  ATTWS WNCC-Data         updates hourly
   more of the subscribers            will update
..  A reoccurring temporary            Content Provider
   outage of a critical service       using primary
..  Inability to provision a           contact
   service                            information
..  Loss of data
..  Inability to service user
   Technical Support requests
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  CRITICALNPL2  CRITICAL Level 2   Update method for       Update objectives:
--------------------------------   network outages:
Attained when any of the
following conditions are met:      .  Notify AWS at        .  First Update
..  Significant degradation of         wncc@attws.com          within one hour
   the service                                             .  Subsequent updates
..  Outage that affects 20-40% of   .  ATTWS WNCC-Data         every two hours
   the subscribers                    will update
..  Results are materially             Content Provider
   different from those               using primary
   described in the product           contact
   definition                         information
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  MAJOR NPL1    MAJOR Level 3      Update method for       Update objectives:
--------------------------------   network outages:
Attained when any of the
following conditions are met:      .  Notify AWS at        .  Four hours
..  Minor degradation of the           wncc@attws.com       .  Subsequent updates
   service delivery occurs.                                   every four hours
..  Outage that affects 5-20% of    .  ATTWS WNCC-Data
   the subscribers                    will update
..  Recent modifications to the        Content Provider
   system cause services to           using primary
   operate in a way that is           contact
   materially different from          information
   those described in the
   product definition for non-
   essential features
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  MINOR NPL0    MINOR Level 4      Update method for       Update objectives:
--------------------------------   network outages:
Attained when any of the
following conditions are met:      .  Notify AWS at        .  Eight hours
..  Small system delay has             wncc@attws.com       .  Subsequent updates
   occurred but no loss of data                               every eight hours
   was experienced                 .  ATTWS WNCC-Data
..  Minor application error            will update
   occurred                           Content Provider
                                      using primary
                                      contact
                                      information
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